INTERIM CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Millions	3 Months Ended		9 Months Ended
	Sep. 30, 2024	Sep. 30, 2023	Sep. 30, 2024	Sep. 30, 2023
Attributable to:
Shareholders of GlobalFoundries Inc.	$ 177	$ 249	$ 465	$ 743
Non-controlling interest	1	0	2	(3)
Net income	178	249	467	740
Items that may be reclassified subsequently to income:
Share of foreign exchange fluctuation reserve of joint ventures	5	0	1	(1)
Effective portion of changes in the fair value of cash flow hedges	28	(24)	8	(37)
Fair value on investments measured at fair value through other comprehensive income	15	0	11	0
Total other comprehensive income (loss)	48	(24)	20	(38)
Attributable to:
Shareholders of GlobalFoundries Inc.	47	(23)	20	(38)
Non-controlling interest	1	(1)	0	0
Total other comprehensive income (loss)	48	(24)	20	(38)
Attributable to:
Shareholders of GlobalFoundries Inc.	224	226	485	705
Non-controlling interest	2	(1)	2	(3)
Total comprehensive income	$ 226	$ 225	$ 487	$ 702